UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2024

BLUE OWL CREDIT INCOME CORP.
(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01369	85-1187564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212)
419-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement
On October 18, 2024, Core Income Funding VII LLC (“
Core Income Funding VII
”), a wholly-owned subsidiary of Blue Owl Credit Income Corp. (the “
Company
” or “
us
”), entered into Amendment No. 1 (the “
First Credit Facility Amendment
”) to its senior secured revolving credit facility (the “
Secured Credit Facility
”), dated May 21, 2024, by and among Core Income Funding VII, as Borrower, the Company, as collateral manager and equityholder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, and State Street Bank and Trust Company, as custodian, collateral agent and collateral administrator.
The First Credit Facility Amendment amends the Secured Credit Facility to, among other things, (i) increase the financing limit under the Secured Credit Facility from $300 million to $500 million and (ii) change the applicable margin from a range of 1.60% to 2.37% to a range of 1.60% to 2.10%, depending on the composition of the collateral. Additionally, under the Secured Credit Facility, the Borrower will pay certain unused fees subject to minimum utilization during the Reinvestment Period
The description above is only a summary of the material provisions of the First Credit Facility Amendment and is qualified in its entirety by reference to a copy of the First Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form
8-K
and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation
The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of October 18, 2024, among Core Income Funding VII LLC, as Borrower, Blue Owl Credit Income Corp., as Collateral Manager and Equityholder, the Lenders from time to time parties thereto, Citibank, N.A., as Administrative Agent, and State Street Bank and Trust Company, as Collateral Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CREDIT INCOME CORP.

Dated: October 21, 2024	By:	/s/ Bryan Cole
Name: Bryan Cole
Title: Chief Operating Officer and Chief Financial Officer